UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 19, 2006

BANKUNITED FINANCIAL

CORPORATION

(Exact name of registrant as specified in its charter)

Florida	001-13921	65-0377773
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

255 Alhambra Circle	33134
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (305) 569-2000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

1. Underwriting Agreement

On January 19, 2006, BankUnited Financial Corporation entered into an underwriting agreement, attached as Exhibit 1.1 hereto, for the sale to Keefe, Bruyette and Woods, Inc., as underwriter, of 5,750,000 shares of BankUnited Class A Common Stock in a block trade. The shares were registered under the Securities Act of 1933, as amended, pursuant to the Registrant’s shelf registration statement on Form S-3 (File No. 333-131112). The sale is expected to close on January 25, 2006.

2. Press Release

On January 19, 2006, the Registrant issued a press release announcing that it had entered into an underwriting agreement with Keefe, Bruyette and Woods, Inc. for the sale of 5,750,000 shares of BankUnited Class A Common Stock in a block trade. The press release is attached hereto as Exhibit 99.1. The information included in Exhibit 99.1 is deemed to be “furnished” under the Securities Exchange Act of 1934, as amended. Unless expressly incorporated into a filing of the Registrant under the Securities Act of 1933, as amended or the Securities Exchange Act of 1934, as amended, made after the date hereof, the information contained herein shall not be incorporated by reference into any filing of the Registrant, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 9.01 Financial Statements and Exhibits.

(c)	Exhibit No.	Exhibit Title
	1.1	Underwriting Agreement dated January 19, 2005, between BankUnited Financial Corporation and Keefe Bruyette and Woods, Inc.

	99.1	Text of press release, dated January 20, 2006, issued by the Company.

2

Signature(s)

Pursuant to the Requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the Undersigned hereunto duly authorized.

BANKUNITED FINANCIAL CORPORATION

Date: January 20, 2006

	By:	/s/ Bernardo M. Argudin
Bernardo M. Argudin
Executive Vice President and
Chief Accounting Officer

Exhibit Index

Exhibit No.	Exhibit Title
1.1	Underwriting Agreement dated January 19, 2005, between BankUnited Financial Corporation and Keefe Bruyette and Woods, Inc.

99.1	Text of press release, dated January 20, 2006, issued by the Company.